Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED MARCH 1, 2021

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2020, AS REVISED MAY 7, 2020, AS SUPPLEMENTED

LOOMIS SAYLES GLOBAL ALLOCATION PORTFOLIO

Effective immediately, Daniel J. Fuss will no longer serve as a portfolio manager of the Loomis Sayles Global Allocation Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. Effective immediately, Matthew J. Eagan will serve as a portfolio manager of the Portfolio. As of December 31, 2020, Mr. Eagan did not beneficially own any equity securities of the Portfolio. Effective immediately, the following changes are made to the statement of additional information of the Portfolio.

In the Portfolio’s Other Accounts Managed table in Appendix C, the information with respect to Mr. Fuss is deleted in its entirety and the following information is added:

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Matthew J. Eagan, CFA[1]	Registered Investment Companies	18	$30,245,520,838	0	N/A
	Other Pooled Investment Vehicles	30	$12,203,835,455	0	N/A
	Other Accounts	126	$22,719,361,478	5	$657,811,630

[1]	Other Accounts Managed information is as of December 31, 2020.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE